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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ----------------

                                FORM 8-K/A-1

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              ----------------

       Date of report (Date of earliest event reported) February 28, 1997




                       HOME PRODUCTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                  0-17237                     36-4147027
----------------------------------------     ---------------------------   ----------------------
(State or other jurisdiction of              (Commission File Number)         (I.R.S. Employee
incorporation or organization)                                             Identification Number)




4501 West 47th Street, Chicago, Illinois                                             60632
----------------------------------------                                    ---------------------
(Address of principal executive offices)                                           (Zip Code)




                                 (773) 890-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Unless the context otherwise requires, references herein to (i) the "Company" are to Home Products International, Inc., a Delaware corporation, and its wholly-owned subsidiaries, Selfix, Inc., a Delaware corporation ("SELFIX"), Tamor Corporation, a Massachusetts corporation ("TAMOR"), and Shutters, Inc., an Illinois corporation ("SHUTTERS"), (ii) "Tamor" include both Tamor and Housewares Sales, Inc., a Massachusetts corporation and Tamor's affiliated product distribution company which was merged into Tamor as part of the Tamor Acquisition (as defined), and (iii) the "Tamor Acquisition" are to the acquisition by the Company of the business of Tamor and Housewares Sales, Inc. which was acquired in February, 1997, effective as of January 1, 1997.

         On February 28, 1997, pursuant to a Stock Purchase Agreement among the Company and the stockholders of Tamor (the "Tamor Shareholders"), and an Agreement and Plan of Merger among the Company, Housewares Sales, Inc., and the stockholders of Housewares Sales, Inc., effective as of January 1, 1997, Housewares was merged into a wholly-owned acquisition subsidiary of the Company and the Company, through the same acquisition subsidiary, acquired 100% of the outstanding capital stock of Tamor. The acquisition subsidiary then merged into Tamor and Tamor became a wholly-owned direct subsidiary of the Company. Tamor, a privately held company founded in 1947, designs, manufactures and markets quality plastic housewares products, including storage totes, hooks, and juvenile organization products.

         The Company acquired Tamor for a total purchase price of $41.9 million, consisting of approximately $27.8 million in cash, $2.4 million of Common Stock (480,000 shares) and the repayment of $11.7 million of Tamor's long-term debt, including long-term capital lease obligations. Pursuant to an agreement dated October 29, 1996, the Company, effective as of January 1, 1997, took operating and financial control of Tamor, assumed substantially all of the liabilities of Tamor and retained substantially all of the earnings from Tamor's operations.

         The Company has entered into a Credit Agreement dated as of February 27, 1997 (the "Credit Agreement"), with General Electric Capital Corporation ("GECC"), as agent ("Agent") and individually, and one other lender (such lender and GECC, collectively, the "Lenders") which provides: (i) a 5 1/2 year revolving credit facility (the "Revolving Credit Facility") under which up to an aggregate principal amount of $20.0 million (subject to a borrowing base limitation and including a letter of credit subfacility of up to $10.0 million) are available for borrowing, (ii) a 5 1/2 year $20.0 million term loan ("Term Loan A") and (iii) a 7 1/2 year $20.0 million term loan ("Term Loan B"). Proceeds of Term Loan A and Term Loan B (collectively, the "Term Loans") were used, together with the combined proceeds of a $7.0 million subordinated equity bridge note issued to GECC (the "Subordinated Note") and a Warrant (the "Warrant") to purchase 79,204 shares of Common Stock issued to GECC to finance the Tamor Acquisition, to repay certain indebtedness of Tamor and to pay transaction costs related thereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of business acquired.

         The following financial statements of Tamor are incorporated by reference from the Registrant's Form S-2 Registration Statement No. 333-25871 filed on April 25, 1997:

         TAMOR PLASTICS CORPORATION AND HOUSEWARE SALES, INC.

         Report of BDO Seidman, LLP

         Combined Balance Sheets as of December 31, 1996 and 1995





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         Combined Statements of Income for each of the three years in the period ended December 31, 1996

         Combined Statements of Stockholders' Equity for each of the three years in the period ended December 31, 1996

         Combined Statements of Cash Flows for each of the three years in the period ended December 31, 1996

         Notes to Combined Financial Statements

(b)      Pro forma financial information.

         The following pro forma financial statements are filed herewith:

         HOME PRODUCTS INTERNATIONAL, INC.

         Unaudited Pro Forma Condensed Combined Balance Sheet as of
           December 28, 1996

         Unaudited Pro Forma Condensed Combined Statement of Operations for the fifty-two weeks ended December 28, 1996

         Notes to Unaudited Pro Forma Condensed Combined Financial Statements





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
                       HOME PRODUCTS INTERNATIONAL, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                                     SELFIX         TAMOR                                 COMPANY
                                                   HISTORICAL     HISTORICAL                               TOTAL
                                                    DECEMBER       DECEMBER          PRO FORMA           DECEMBER
                                                    28, 1996       31, 1996         ADJUSTMENTS          28, 1996
                                                   ---------       ---------         ---------          ---------
      ASSETS                                                             (dollars in thousands)
Current assets:
  Cash and cash equivalents   . . . . . . . .      $   2,879       $   1,188        $   3,720 (c)      $    6,867
                                                                                         (920) (e)
  Accounts receivable, net  . . . . . . . . .          6,594           8,860              ---              15,454
  Inventories, net  . . . . . . . . . . . . .          4,391           6,427             (300) (g)         10,518
  Prepaid expenses and other current assets .            100             354              445 (o)             851
                                                                                          (48) (e)
                                                   ---------       ---------        ---------          ----------
    Total current assets  . . . . . . . . . .         13,964          16,829            2,897              33,690

Property, plant and equipment, net  . . . . .          7,934          16,905              (37) (e)         24,802
Goodwill and other intangible assets, net . .          2,527             ---           25,676 (a)          28,203
Deferred financing fees . . . . . . . . . . .            ---             ---            3,328 (c)           3,328
Cash surrender value of life insurance and
  other . . . . . . . . . . . . . . . . . .              280             362              ---                 642
                                                   ---------       ---------        ---------          ----------

Total assets  . . . . . . . . . . . . . . . .      $  24,705       $  34,096        $  31,864          $   90,665
                                                   =========       =========        =========          ==========

    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Checks issued against future deposits . . .      $     ---       $   4,377        $     ---          $    4,377
  Accounts payable - trade  . . . . . . . . .          1,956           4,202              ---               6,158
  Accounts payable - other  . . . . . . . . .            ---           3,824              ---               3,824
  Accrued liabilities   . . . . . . . . . . .          4,018           1,730              (60) (e)          8,175
                                                                                        2,487 (h)
  Current maturities of long-term debt  . . .            838           1,099            1,101 (d)           3,038
  Current maturities of long-term capital                                                                     ---
         lease obligations  . . . . . . . . .            ---             634             (621) (d)
                                                                                          (13) (e)
                                                   ---------       ---------        ---------          ----------
    Total current liabilities   . . . . . . .          6,812          15,866            2,894              25,572
Total long-term debt  . . . . . . . . . . . .          6,184           6,032           38,368 (d)          50,584
Long-term capital lease obligations . . . . .            ---           4,016           (3,992) (d)            ---
                                                                                          (24) (e)
                                                   ---------       ---------        ---------          ----------
                                                      12,996          25,914           37,246              76,156
Stockholders' equity:
  Common Stock  . . . . . . . . . . . . . . .             39               6               (6) (f)             44
                                                                                            5 (b)
  Additional paid-in capital  . . . . . . . .         10,839             294             (294) (f)         13,634
                                                                                        2,395 (b)
                                                                                          400 (c)
  Retained earnings   . . . . . . . . . . . .          1,296           9,364             (908) (e)          1,296
                                                                                       (8,456) (f)
  Currency translation adjustments  . . . . .           (201)            ---              ---                (201)
  Common stock held in treasury - at cost . .           (264)         (1,482)           1,482 (f)            (264)

  Total stockholders' equity  . . . . . . . .         11,709           8,182           (5,382)             14,509
                                                   ---------       ---------        ---------          ----------
Total liabilities and stockholders' equity . .     $  24,705       $  34,096        $  31,864          $   90,665
                                                   =========       =========        =========          ==========





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




                       HOME PRODUCTS INTERNATIONAL, INC.

                         UNAUDITED PRO FORMA CONDENSED
                        COMBINED STATEMENT OF OPERATIONS



                                                       SELFIX          TAMOR
                                                     HISTORICAL     HISTORICAL          PRO
                                                    DECEMBER 28,   DECEMBER 31,        FORMA
                                                        1996           1996         ADJUSTMENTS      TOTAL
                                                    ------------   ------------     -----------     ---------
                                                         (dollars in thousands except per share amounts)
Net sales . . . . . . . . . . . . . . . . . .         $  38,200      $   75,714       $   ---       $ 113,914
Cost of goods sold  . . . . . . . . . . . . .            22,992          57,818           ---          80,810
                                                     ----------      ----------       -------       ---------
   Gross profit   . . . . . . . . . . . . . .            15,208          17,896           ---          33,104
Operating expenses  . . . . . . . . . . . . .            13,843          13,524           642 (i)      24,864
                                                                                       (3,145) (j)
                                                     ----------      ----------       -------       ---------
   Operating profit   . . . . . . . . . . . .             1,365           4,372         2,503           8,240
Interest expense  . . . . . . . . . . . . . .              (707)         (1,191)       (4,430) (k)     (6,328)
Other income - net  . . . . . . . . . . . . .               148             494           205 (l)         847
                                                     ----------      ----------       -------       ---------
   Earnings before income taxes   . . . . . .               806           3,675        (1,722)          2,759
Income tax expense  . . . . . . . . . . . . .               ---            (160)         (943) (m)     (1,103)
                                                     ----------      ----------       -------       ---------
Net earnings (loss) . . . . . . . . . . . . .        $      806      $    3,515       $(2,665)      $   1,656
                                                     ==========      ==========       =======       =========

Net earnings per common and
   common equivalent share  . . . . . . . . .        $     0.21             ---           ---       $    0.38
                                                     ==========      ==========       =======       =========


Number of weighted average common
   and common equivalent shares
   outstanding  . . . . . . . . . . . . . . .         3,853,502             ---       519,602(n)    4,373,104
                                                     ==========      ==========       =======       =========





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                       HOME PRODUCTS INTERNATIONAL, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         The accompanying Unaudited Pro Forma Condensed Combined Balance Sheet as of December 28, 1996 gives effect to the Tamor Acquisition and the related financing as if each had occurred on December 28, 1996. The Unaudited Pro Forma Condensed Combined Statement of Operations for fiscal 1996 gives effect to the Tamor Acquisition and the related financing as if each had occurred on December 31, 1995.

         The pro forma data do not purport to represent what the Company's actual results of operations or financial position would have been had such transactions in fact occurred on such dates. The pro forma statement of operations also does not purport to project the results of operations of the Company for the current year or for any other period.

         Pro forma adjustments relating to the Tamor Acquisition and the related financing are as follows:


(a) Reflects the Tamor Acquisition at a purchase price of $41.9 million, consisting of approximately $27.8 million in cash, $2.4 million of Common Stock (480,000 shares) and the repayment of $11.7 million of Tamor's long-term debt, including long-term capital lease obligations. Pursuant to an agreement dated October 29, 1996, the Company, as of January 1, 1997, took operating and financial control of Tamor, assumed substantially all of the liabilities of Tamor and retained substantially all of the earnings from Tamor's operations. The Tamor Acquisition was accounted for as a purchase. The purchase price will be allocated to the assets acquired and liabilities assumed based upon their estimated fair values. Certain transaction fees and expenses totaling $1.2 million that were incurred in connection with the Tamor Acquisition are included in the excess of cost over book value of net assets acquired (i.e., goodwill). The preliminary pro forma calculation of the excess of the cost over the book value of net assets acquired is $25.7 million.

(b) Reflects the issuance of 480,000 shares of the Company's Common Stock at a value of $5.00 per share to Tamor stockholders as partial consideration for the Tamor Acquisition.

(c) Reflects the cash flows in connection with the Tamor Acquisition and the related financing (as shown in the table below) through the receipt of (i) $20.0 million of proceeds from Term Loan A, (ii) $20.0 million of proceeds from Term Loan B, and (iii) $7.0 million of proceeds from the Subordinated Note and Warrant issued to acquire 79,204 shares of the Company's Common Stock. The Company has the option to repurchase the Warrant at a price equal to $0.8 million. The Company also entered into a revolving credit facility but did not utilize any of these available funds in connection with the Tamor Acquisition.

                                                                                           (in thousands)
                                                                                           --------------
                            Proceeds from Term Loan A . . . . . . . . . . . . . . . .      $       20,000

                            Proceeds from Term Loan B . . . . . . . . . . . . . . . .              20,000

                            Proceeds from Subordinated Note . . . . . . . . . . . . .               6,600

                            Proceeds from the Warrant . . . . . . . . . . . . . . . .                 400

                            Cash portion of Tamor purchase price  . . . . . . . . . .             (27,792)

                            Payment of transaction fees and expenses  . . . . . . . .              (3,744)

                            Repayment of Tamor obligations  . . . . . . . . . . . . .             (11,744)
                                                                                           --------------

                                Change in cash  . . . . . . . . . . . . . . . . . . .      $        3,720
                                                                                           ==============

         Deferred financing fees related to the above financing are $3.3 million. These fees will be amortized over the average life of the obligations. Debt discount created as a result of the issuance of the Warrant is assumed to be amortized over a period of seven months.





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(d)      Reflects the adjustment to long-term debt and long-term capital lease obligations, including current maturities, resulting from the borrowings under the Term Loans and the Subordinated Note net of repayment of the Tamor obligations. A total of $2.2 million of the Term Loans are classified as current.

(e)      Reflects the Tamor assets and liabilities retained by the seller.

(f)      Reflects the elimination of the remaining Tamor stockholders' equity.

(g) Reflects an increase to Tamor inventory reserves as a result of the Tamor Acquisition.

(h) Reflects $0.3 million increase to promotional reserves and accrued transaction fees and expenses incurred in connection with the Tamor Acquisition.

(i) Reflects the additional amortization expense resulting from the recording of goodwill associated with the Tamor Acquisition. Goodwill is amortized over 40 years.

(j) Reflects the net estimated cost savings as a result of the Tamor Acquisition as follows:

                                                                              (in thousands)
                                                                              --------------
              Net reduction in discretionary distributions paid to
                  and on the behalf of related parties of Tamor   . . . .     $       (3,385)

              Additional costs associated with the Company's 401(k)
                  and profit sharing plans and certain other fees   . . .                240
                                                                              --------------

                      Net adjustment  . . . . . . . . . . . . . . . . . .     $       (3,145)
                                                                              ==============

(k) Reflects the estimated net increase in interest expense as if the Tamor Acquisition and the related financing had occurred on December 31, 1995. The pro forma adjustment to interest expense is comprised of the following:

                                                                              (in thousands)
                                                                              --------------
              Interest expense on the estimated weighted
                  average amounts outstanding under the Term Loan A,
                  Term Loan B and the Subordinated Note in the
                  principal amount of  $47.0 million with an effective
                  interest rate of 9.4%   . . . . . . . . . . . . . . . .     $        4,427

              Amortization of deferred financing fees . . . . . . . . . .                557

              Amortization of debt discount created from issuance of
                  Warrant   . . . . . . . . . . . . . . . . . . . . . . .                400

              Facility and Letter of Credit fees  . . . . . . . . . . . .                237

              Less interest expense related to retired Tamor obligations              (1,191)
                                                                              --------------

                     Net adjustments  . . . . . . . . . . . . . . . . . .     $        4,430
                                                                              ==============

(l) Reflects the estimated increase in interest income as a result of an average $3.7 million in proceeds on the Term Loans not used in connection with the Tamor Acquisition and earning interest at an assumed rate of 5.5%.

(m) Tamor was taxed as an S corporation prior to the Tamor Acquisition. Selfix's fiscal 1996 historical results of operations reflected no income tax expense as a result of net operating loss carryforwards. The pro forma income tax expense assumes all entities are taxed as C corporations and gives no benefit to the net operating loss carryforwards. The pro forma income tax expense is computed by applying an estimated combined statutory rate of 40%.





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(n)      Reflects the assumed increase in the weighted average common and common equivalent shares outstanding as a result of the Tamor Acquisition (480,000 shares) and the Warrant.

(o) Reflects the establishment of deferred imputed interest expense resulting from the effective date of the Tamor Acquisition prior to the closing date. This amount is amortized to interest expense during January and February of fiscal 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   HOME PRODUCTS INTERNATIONAL, INC.
Date:    May 9, 1997


                                   By:      /s/     James E. Winslow
                                       -----------------------------
                                            James E. Winslow
                                            Executive Vice President and
                                            Chief Financial Officer





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